Share Based Payments	12 Months Ended
Dec. 31, 2020
Compensation Related Costs [Abstract]
Share Based Payments
4. SHARE BASED PAYMENTS
The amounts recorded as share based compensation expense consist of a restricted stock award issued to an officer that vests in three equal installments. Awards to officers are typically made pursuant to employment agreements. Restricted stock awards are granted out of the Company’s 2020 Equity Compensation Plan.
The following table presents a summary of the Company’s restricted stock grants outstanding at December 31, 2020, and restricted stock activity during the year ended December 31, 2020 (“Price” reflects the weighted average share price at the date of grant):

	Awards	Price
Grants outstanding, beginning of period	—	$—
Granted	102,617	5.41

Grants outstanding, end of period	102,617	5.41

Recognized
Non-Cash
Compensation Expense
The following table summarizes stock-based compensation expense recognized by the Company during the ten-month
period and year ended December 31, 2019 and 2020. The Company did not recognize any tax benefits related to stock-based compensation during the periods presented below.

	For the Ten Months Ended December 31,	For the Year Ended December 31,
	2019	2020
Operating expenses, excluding depreciation and amortization	$219	$—
Corporate expenses	—	129

Share-based compensation expense	$219	$129

As of December 31, 2020, there was $0.4 million of unrecognized compensation cost related to nonvested share-based compensation arrangements. The cost is expected to be recognized over a weighted average period of approximately 1.7 years.